Exhibit 10.1

EXECUTION VERSION

FOURTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter referred to as the “Amendment”) is dated as of April 17, 2009, by and among EXCO RESOURCES, INC. (“Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors (the “Guarantors”), the LENDERS party hereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (“Administrative Agent”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, Borrower, Guarantors, Administrative Agent and Lenders have entered into that certain Second Amended and Restated Credit Agreement dated as of May 2, 2007, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of February 20, 2008, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of July 14, 2008 and that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of February 4, 2009 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Administrative Agent, Lenders, Borrower and Guarantors desire to amend the Credit Agreement as provided herein upon the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Guarantors, Administrative Agent and the Lenders hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 2 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1 Additional Definitions. The following definitions shall be and they hereby are added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“EOC” means EXCO Operating Company, LP, a Delaware limited partnership, and its successors and permitted assigns.

“EOC Credit Agreement” means that certain Amended and Restated Credit Agreement, dated as of March 30, 2007, among EOC, as borrower, certain subsidiaries of EOC, as guarantors, the lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

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“Fourth Amendment Effective Date” means April 17, 2009.

1.2 Amended Definitions. Section 1.01 of the Credit Agreement shall be and it hereby is amended by amending and restating the following definitions in their respective entireties to read as follows:

“Applicable Rate” means, for any day, with respect to any Eurodollar Loan or ABR Loan, or with respect to the Unused Commitment Fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “Eurodollar Spread”, “ABR Spread” or “Unused Commitment Fee Rate”, as the case may be, based upon the Borrowing Base Usage applicable on such date:

Borrowing Base Usage	Eurodollar Spread	ABR Spread	Unused Commitment Fee Rate
> 90%	250 b.p.	150 b.p.	50 b.p.

> 75% and < 90%	225 b.p.	125 b.p.	50 b.p.

> 50% and < 75%	200 b.p.	100 b.p.	50 b.p.

< 50%	175 b.p.	75 b.p.	50 b.p.

Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next change.

“Cash Management Obligations” means, with respect to any Credit Party, any obligations of such Credit Party owed to any Lender (or any Affiliate of any Lender) in respect of treasury management arrangements, depositary or other cash management services, including commercial credit card and merchant card services.

1.3 Mandatory Prepayment of Loans. Clause (b) of Section 2.12 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

(b) If the Borrower or any Restricted Subsidiary sells, transfers or otherwise disposes of any Borrowing Base Properties at any time, the Borrower shall prepay the Revolving Borrowings to the extent necessary to eliminate any Borrowing Base Deficiency that may exist or that may have occurred as a result of such sale, transfer or other disposition on the date it or any Restricted Subsidiary receives the Net Cash Proceeds from such sale, transfer or other disposition and any Net Cash Proceeds in excess of the amount necessary to eliminate any such Borrowing Base Deficiency shall be used within one hundred eighty (180) days after such disposition to (i) acquire property, plant and equipment or any business entity used or useful in carrying on

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the business of the Borrower and its Restricted Subsidiaries and having a fair market value at least equal to the fair market value of the properties sold or otherwise disposed of or to improve or replace any existing property of the Borrower and its Restricted Subsidiaries used or useful in carrying on the business of the Borrower and its Restricted Subsidiaries, (ii) prepay the Loans in accordance with the instructions of the Borrower (unless an Event of Default exists in which event any amounts prepaid shall be applied to the Loans at the discretion of the Administrative Agent) or (iii) make a cash equity contribution in EOC to the extent such cash equity contribution is permitted under Section 7.04(g) on the date of such cash equity contribution.

1.4 Title Data. Section 6.10 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

Section 6.10. Title Data. The Borrower will, and will cause each Guarantor to, deliver to the Administrative Agent such opinions of counsel or other evidence of title as the Administrative Agent shall deem reasonably necessary or appropriate to verify (a) at all times from and after the Effective Date, not less than (i) ninety percent (90%) of the Engineered Value of the Borrowing Base Properties that are required to be subject to a Mortgage pursuant to Section 6.09 (other than Borrowing Base Properties that are Appalachia Properties) and (ii) forty-five percent (45%) of the Engineered Value of the Borrowing Base Properties that are Appalachia Properties that are required to be subject to a Mortgage pursuant to Section 6.09, and (b) the validity, perfection and priority of the Liens created by such Mortgages and such other matters regarding such Mortgages as Administrative Agent shall reasonably request.

1.5 Investments, Loans, Advances, Guarantees and Acquisitions. Section 7.04 of the Credit Agreement shall be and it hereby is amended by (a) deleting the word “and” located at the end of clause (f) thereof, (b) deleting the phrase “clause (g) of Section 7.04” located in clause (g) thereof and substituting in lieu thereof the phrase “clause (h) of Section 7.04”, (c) renaming clause (g) thereof as clause (h), and (d) inserting a new clause (g) therein to read as follows:

(g) from and after the Fourth Amendment Effective Date until October 15, 2009, investments by the Borrower consisting of cash equity contributions in EOC in an aggregate amount not to exceed $300,000,000; provided that (i) on the date of any such cash equity contribution, (A) no Default has occurred and is continuing or would result from such cash equity contribution and (B) the Aggregate Commitment exceeds the Aggregate Credit Exposure by an amount equal to or greater than ten percent (10%) of the Aggregate Commitment and (ii) the Borrower causes EOC to use the proceeds of such cash equity contribution to prepay the Revolving Loans and the Term Loans (each as defined in the EOC Credit Agreement) to the extent required under Section 6.16 of the EOC Credit Agreement; and

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1.6 Swap Agreements. Section 7.05 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

Section 7.05 Swap Agreements. The Borrower will not, nor will it permit any of its Restricted Subsidiaries to, enter into or maintain any Swap Agreement, except the Existing Swap Agreements, and Swap Agreements entered into in the ordinary course of business with Approved Counterparties and not for speculative purposes to (a) hedge or mitigate Crude Oil and Natural Gas price risks to which the Borrower or any Restricted Subsidiary has actual exposure, and (b) effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of any Credit Party; provided that such Swap Agreements (at the time each transaction under such Swap Agreement is entered into) would not cause the aggregate notional amount of Hydrocarbons under all Swap Agreements then in effect (including the Existing Swap Agreements) to exceed at any time (i) eighty percent (80%) of the “forecasted production from total proved reserves” (as defined below) of the Borrower and the Restricted Subsidiaries for each of the first two years of the forthcoming five year period and (ii) seventy percent (70%) of the forecasted production from total proved reserves of the Borrower and the Restricted Subsidiaries for each of the third, fourth and fifth years of the forthcoming five year period. As used in this Section, “forecasted production from total proved reserves” means the forecasted production of Crude Oil and Natural Gas as reflected in the most recent Reserve Report delivered to the Administrative Agent pursuant to Section 6.01, after giving effect to any pro forma adjustments for the consummation of any acquisitions or dispositions since the effective date of such Reserve Report. Once the Borrower or any Restricted Subsidiaries enters into a Swap Agreement or any hedge transaction pursuant to any Swap Agreement, the terms and conditions of such Swap Agreement and such hedge transaction may not be amended or modified, nor may such Swap Agreement or hedge transaction be sold, assigned, transferred, cancelled or otherwise disposed of without the prior written consent of Majority Lenders. Each Credit Party and each Lender agrees and acknowledges that (i) the Existing Swap Agreements are Swap Agreements permitted under this Section 7.05, (ii) as of the Effective Date, the counterparty to each Existing Swap Agreement is a Lender Counterparty, and (iii) the obligations of the Credit Parties under the Existing Swap Agreements are included in the defined term “Obligations” and such obligations are entitled to the benefits of, and are secured by the Liens granted under, the Security Instruments.

1.7 Transactions with Affiliates. Section 7.07 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

Section 7.07 Transactions with Affiliates. The Borrower will not, nor will it permit any of its Restricted Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Restricted Subsidiary than could be obtained on an

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arm’s-length basis from unrelated third parties, (b) transactions between or among the Borrower and its Restricted Subsidiaries not involving any other Affiliate, (c) transactions described on Schedule 7.07, (d) any Restricted Payment permitted by Section 7.06, (e) the investments permitted under Section 7.04 (other than any investments made pursuant to clause (h) thereof), and (f) the transactions contemplated by the MLP Agreements.

1.8 Notices. Subclause (ii) of Section 11.01(a) of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

(ii) if to the Administrative Agent or Issuing Bank, to JPMorgan Chase Bank, N.A., Mail Code IL1-0010, 10 South Dearborn, Chicago, Illinois 60603-2003, Telecopy No. (312) 385-7096, Attention: Claudia Kech, with a copy to JPMorgan Chase Bank, N.A., 2200 Ross Avenue, 3rd Floor, TX1-2911, Dallas, Texas 75201, Telecopy No. (214) 965-3280, Attention: Kimberly A. Coil, Senior Vice President;

1.9 Redetermination of Borrowing Base. This Amendment shall constitute a notice of Redetermination of the Borrowing Base pursuant to Section 3.04 of the Credit Agreement, and Administrative Agent hereby notifies Borrower that, as of the Fourth Amendment Effective Date, the Borrowing Base is $1,175,000,000 until the next Redetermination Date.

SECTION 2. Conditions. The amendments to the Credit Agreement contained in Section 1 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 2.

2.1 Execution and Delivery. Each Credit Party, the Required Lenders and the Administrative Agent shall have executed and delivered this Amendment.

2.2 No Default. No Default or Event of Default shall have occurred and be continuing or shall result after giving effect to this Amendment.

2.3 Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

SECTION 3. Representations and Warranties of Borrower. To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

3.1 Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement or in any other Loan Document is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date).

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3.2 Corporate Authority; No Conflicts. The execution, delivery and performance by such Credit Party of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party’s corporate or other organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Credit Party or result in the creation or imposition of any Lien upon any of the assets of such Credit Party except for Liens permitted under Section 7.02 of the Credit Agreement.

3.3 Enforceability. This Amendment has been duly executed and delivered by each Credit Party and constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

3.4 No Default. As of the Fourth Amendment Effective Date, both before and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 4. Miscellaneous.

4.1 Reaffirmation of Loan Documents and Liens. Except as amended and modified hereby, any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party. Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

4.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3 Legal Expenses. Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

4.4 Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

4.5 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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4.6 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

4.7 Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

4.8 Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

EXCO RESOURCES, INC.

By:	/s/ J. Douglas Ramsey
Name:	J. Douglas Ramsey, Ph.D.
Title:	Vice President and Chief Financial Officer

Address for Notices:

EXCO Resources, Inc.
12377 Merit Drive, Suite 1700
Dallas, Texas 75251
Facsimile No. 214-368-2087
Attn:	Douglas H. Miller
Chief Executive Officer

and

Attn:	J. Douglas Ramsey
Chief Financial Officer

GUARANTORS:

EXCO – NORTH COAST ENERGY, INC.

EXCO – NORTH COAST ENERGY EASTERN, INC.

EXCO SERVICES, INC.

EXCO MIDCONTINENT MLP, LLC

By:	/s/ J. Douglas Ramsey
Name:	J. Douglas Ramsey, Ph.D.
Title:	Vice President and Chief Financial Officer for each of the Credit Parties listed above

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JPMORGAN CHASE BANK, N.A.,
as a Lender and as Administrative Agent, Swingline Lender and Issuing Bank

By:	/s/ Kimberly A. Coil
Name:	Kimberly A. Coil
Title:	Senior Vice President

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UBS LOAN FINANCE LLC as a Lender

By:	/s/ Marie A. Haddad
Name:	Marie A. Haddad
Title:	Associate Director Banking Products Services, US

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director Banking Products Services, US

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CREDIT SUISSE, CAYMAN ISLANDS BRANCH as a Lender

By:	/s/ Vanessa Gomez
Name:	Vanessa Gomez
Title:	Director

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Vice President

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LEHMAN BROTHERS COMMERCIAL BANK as a Lender

By:	/s/ Gary Murray
Name:	Gary Murray
Title:	Chief Credit Officer

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BNP PARIBAS as a Lender

By:	/s/ Richard Hawthorne
Name:	Richard Hawthorne
Title:	Director

By:	/s/ Edward Pak
Name:	Edward Pak
Title:	Vice President

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ROYAL BANK OF CANADA as a Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

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THE ROYAL BANK OF SCOTLAND PLC as a Lender

By:	/s/ Mark Lumpkin, Jr.
Name:	Mark Lumpkin, Jr.
Title:	Vice President

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STERLING BANK as a Lender

By:	/s/ Parul June
Name:	Parul June
Title:	Banking Officer

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SCOTIABANC, INC. as a Lender

By:	/s/ J.F. Todd
Name:	J.F. Todd
Title:	Managing Director

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WACHOVIA BANK NATIONAL ASSOCIATION as a Lender

By:	/s/ Paul Pritchett
Name:	Paul Pritchett
Title:	Vice President

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WELLS FARGO BANK, N.A. as a Lender

By:	/s/ Tom K. Martin
Name:	Tom K. Martin
Title:	Vice President

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WESTLB AG, NEW YORK BRANCH as a Lender

By:	/s/ Horst Kleinecke
Name:	Horst Kleinecke
Title:	Executive Director

By:	/s/ Robert Vincent
Name:	Robert Vincent
Title:	Executive Director

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ALLIED IRISH BANKS, P.L.C. as a Lender

By:	/s/ Mark Connelly
Name:	Mark Connelly
Title:	Senior Vice President

By:	/s/ Edward M. Fenk
Name:	Edward Fenk
Title:	Vice President

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DEUTSCHE BANK TRUST COMPANY AMERICAS as a Lender

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Vice President

By:	/s/ Erin Morrissey
Name:	Erin Morrissey
Title:	Vice President

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CALYON NEW YORK BRANCH as a Lender

By:	/s/ David Gurghigian
Name:	David Gurghigian
Title:	Managing Director

By:	/s/ Michael D. Willis
Name:	Michael D. Willis
Title:	Director

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U.S. BANK NATIONAL ASSOCIATION as a Lender

By:	/s/ Daria Mahoney
Name:	Daria Mahoney
Title:	Vice President

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COMERICA BANK as a Lender

By:	/s/ Peter L. Sefzik
Name:	Peter L. Sefzik
Title:	Senior Vice President

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FORTIS CAPITAL CORP. as a Lender

By:	/s/ Scott Myatt
Name:	Scott Myatt
Title:	Director

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

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BANK OF AMERICA as a Lender

By:	/s/ Jeffrey H. Rathkamp
Name:	Jeffrey H. Rathkamp
Title:	Managing Director

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SUMITOMO MITSUI BANKING CORPORATION as a Lender

By:	/s/ Masakazu Hasegawa
Name:	Masakazu Hasegawa
Title:	General Manager

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GOLDMAN SACHS CREDIT PARTNERS L.P. as a Lender

By:	/s/ John Makrinos
Name:	John Makrinos
Title:	Authorized Signatory

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BARCLAYS BANK PLC as a Lender

By:	/s/ Maria Lund
Name:	Maria Lund
Title:	Vice President

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MORGAN STANLEY BANK as a Lender

By:	/s/ Melissa James
Name:	Melissa James
Title:	Authorized Signatory

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THE BANK OF NOVA SCOTIA as a Lender

By:	/s/ David G. Mills
Name:	David G. Mills
Title:	Managing Director

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COMPASS BANK as a Lender

By:	/s/ Greg Determann
Name:	Greg Determann
Title:	Vice President

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